NOTE 21: MANAGEMENT OF CAPITAL	12 Months Ended
Dec. 31, 2018
Note 21 Management Of Capital
MANAGEMENT OF CAPITAL

The Company’s objectives of capital management are intended to safeguard the Company’s normal operating requirements on an ongoing basis. At December 31, 2018, the capital of the Company consists of consolidated equity, notes payable, convertible debentures payable, secured loan payable, and bank indebtedness, net of cash.

	As at December 31,
	2018	2017
Equity	$(2,996,220)	$(4,806,862)
Notes payable	760,715	404,370
Convertible debentures payable	274,466	1,835,225
Secured loan payable	717,460	676,849
Bank indebtedness	–	7,148
	(1,243,579)	(1,883,270)
Less: Cash	(157,668)	–
	$(1,401,247)	$(1,883,270)

The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company’s management to sustain future development of the business. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable

In order to facilitate the management of its capital requirements, the Company prepares expenditure budgets that are updated as necessary depending on various factors, including successful capital deployment and general industry conditions.

The Company also has in place a planning, budgeting and forecasting process which is used to identify the amount of funds required to ensure the Company has appropriate liquidity to meet short and long-term operating objectives.

The Company is dependent on cash flows generated from its clinical operations and from external financing to fund its activities. In order to maintain or adjust its capital structure, the Company may issue new shares or debt.

At December 31, 2018 and 2017, the Company was not subject to any externally imposed capital requirements.